UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE HOWARD HUGHES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! THE HOWARD HUGHES CORPORATION 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET You invested in THE HOWARD HUGHES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 26, 2022 9:00 A.M. Eastern Time Pier 17 Green Room Pier 17 89 South Street, 3rd Floor New York, New York 10038 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D70331-P67371 THE HOWARD HUGHES CORPORATION 9950 WOODLOCH FOREST DR., SUITE 1100 THE WOODLANDS, TX 77380

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D70332-P67371 1. Election of Directors Nominees: 1c. Beth Kaplan 1a. William Ackman 1d. Allen Model 1b. Adam Flatto 1e. David O’Reilly 1f. R. Scot Sellers 1g. Steven Shepsman 1h. Mary Ann Tighe 1i. Anthony Williams 2. Advisory non-binding vote to approve executive compensation (Say-on-Pay) 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 NOTE: To transact any other business that may properly come before the annual meeting of stockholders or any adjournments or postponements thereof. For For For For For For For For For For For